                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934

               Date of Report (Date of earliest event reported):
                                January 31, 1997



                        CAPSTONE PHARMACY SERVICES, INC.
             (Exact name of Registrant as specified in its charter)




        Delaware                     0-20606                 11-2310352
        --------                     -------                 ----------
    (State or other              (Commission File             (Employer
    jurisdiction of                  Number)                Identification
    incorporation)                                             Number)


              2930 Washington Boulevard, Baltimore, Maryland 21230
              ----------------------------------------------------
                    (Address of principal executive offices)


                                 (410) 646-6987
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
              ----------------------------------------------------
                        (Former name or former address,
                         if changed since last report)




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ITEM 5. OTHER EVENTS.

     Capstone Pharmacy Services, Inc. (the "Registrant") reports the following two acquisitions, which the Registrant deems of importance to its security holders:

     (a) On January 3, 1997, pursuant to an Agreement and Plan of Merger dated January 3, 1997, the Registrant acquired by merger, through its wholly-owned subsidiary, Clinical Care-SNF Pharmacy, Inc., a California corporation that operates an institutional pharmacy service business in San Diego, California, and the surrounding areas. The aggregate consideration paid by the Registrant for Clinical Care-SNF Pharmacy, Inc. was $20,000,000, consisting of $5,000,000 in cash and $15,000,000 in the Registrant's common stock, of which $2,000,000 of stock has been placed in escrow to be delivered to the shareholders at the first and second anniversary of the closing of the acquisition, subject to offset by the Registrant and under certain circumstances.

(b) On January 3, 1997, pursuant to an Agreement and Plan of Merger dated January 3, 1997, the Registrant acquired by merger, through its wholly-owned subsidiary, Portaro Pharmacies, Inc., a California corporation that operates an institutional pharmacy service business in Los Angeles, California, and the surrounding areas. The aggregate consideration paid by the Registrant for Portaro Pharmacies, Inc. was $20,000,000, consisting of $5,000,000 in cash and $15,000,000 in the Registrant's common stock, of which $2,000,000 of stock has been placed in escrow to be delivered to the shareholders at the first and second anniversary of the closing of the acquisition, subject to offset by the Registrant and under certain circumstances.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The exhibits filed as a part of this report are listed in the Exhibit Index immediately following the signature page.


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CAPSTONE PHARMACY SERVICES, INC.



                                      By: /s/ James Shelton
                                          -------------------------------
                                          James Shelton
                                          Senior Vice-President, Chief
                                          Financial Officer and Secretary





Date:  January 31, 1997








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                                   Exhibit Index
                                   -------------

Exhibit No.
-----------
2.1               Agreement and Plan of Merger dated January
                  3, 1997, by and among Clinical Care-SNF,
                  Inc., Ron Belville, the Registrant and
                  Institutional Pharmacy Services, Inc.*

2.2               Agreement and Plan of Merger dated January
                  3, 1997, by and among Portaro Pharmacies,
                  Inc., Denis Portaro, Sandra Portaro, Denis
                  A. and Sandra Lou Portaro Revocable Trust of 1992, the Registrant and Institutional
                  Pharmacy Services, Inc.*

     * A copy of the schedule list to this exhibit has been included. The schedules have been omitted but the Registrant shall furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request.